UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2025
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GITLAB INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)
 Registrant’s Telephone Number, Including Area Code: Not Applicable
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 2.02 Results of Operations and Financial Condition.
On December 2, 2025, GitLab Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended October 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith as Exhibit 99.1. The Company also announced that it would hold a conference call to discuss its financial results for the fiscal third quarter ended October 31, 2025.
The Company makes reference to non-GAAP financial information in the Company’s press release and the webcast call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
The information contained herein, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 2, 2025, the Company announced that the board of directors of the Company appointed Jessica P. Ross as Chief Financial Officer of the Company, effective on or about January 15, 2026 (the “Effective Date”). Ms. Ross will replace James Shen, who will step down from his role as Interim Chief Financial Officer of the Company effective as of the Effective Date. Mr. Shen will continue with the Company in his role as Vice President of Finance.
Ms. Ross, age 49, previously served as Senior Vice President and Chief Financial Officer of Frontdoor, Inc., a leading provider of home warranties and new home structural warranties in the United States from December 2022 to November 2025. From March 2019 to November 2022, Ms. Ross served in roles of increasing responsibilities at Salesforce, Inc., a global leader in customer relationship management technology, including Executive Vice President, Enterprise Strategy and Operational Excellence, and Executive Vice President, Finance Chief Transformation Officer. From September 2017 to March 2019, Ms. Ross served as Vice President and Chief Accounting Officer of Stitch Fix, Inc., a leading online personal styling service. Ms. Ross holds a Bachelor’s degree in Business Administration from U.C. Berkeley’s Haas School of Business and an M.B.A. from The Wharton School of the University of Pennsylvania. She also holds a Certified Public Accountant (CPA) license in the State of California, which is currently in retired status.
There is no arrangement or understanding between Ms. Ross and any other persons, pursuant to which Ms. Ross was selected as an officer, no family relationships among any of the Company’s directors or executive officers and Ms. Ross, and Ms. Ross does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with her appointment as Chief Financial Officer, Ms. Ross and the Company entered into an Offer Letter dated November 25, 2025. Pursuant to the Offer Letter, commencing on the Effective Date, Ms. Ross will receive an initial annual base salary of $505,000, will be eligible to receive bonus compensation under the Company’s Bonus Plan with a target cash bonus of 75% of her base salary, and will be eligible to participate in Company-sponsored benefits to the extent she is eligible pursuant to the terms of the Company’s benefit plans. In addition, Ms. Ross will receive a signing cash bonus of $150,000 and will be granted a restricted stock unit award worth $15.0 million of the Company’s Class A common stock (the “RSUs”) that will vest as to 1/8th of the shares underlying the RSUs on September 15, 2026, and thereafter an additional 1/16th of the shares will vest on a quarterly basis. The vesting of the RSUs is subject to Ms. Ross’ continuous employment with the Company as Chief Financial Officer and other customary provisions to be set forth in an award agreement pursuant to the Company’s 2021 Equity Incentive Plan (the “Plan”). The RSUs will be granted pursuant to and in accordance with the terms and conditions of the Plan, which was previously filed with the U.S. Securities and Exchange Commission (the “SEC”).
Ms. Ross will also enter into the Company’s standard form of officers’ indemnification agreement with the Company, pursuant to which the Company agrees to indemnify its officers to the fullest extent permitted by applicable law and subject to certain conditions to advance expenses in connection with proceedings as described in the indemnification agreement. The form of indemnification agreement is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-259603), filed with the SEC on September 17, 2021.
Item 7.01 Regulation FD Disclosure.
On December 2, 2025, the Company posted supplemental investor materials on the Investors Relations section of its website, available at ir.gitlab.com. The Company announces material information to the public through filings with the Securities and Exchange Commission, the investor relations page on the Company’s website, press releases, public conference calls, webcasts, the Company’s X (Twitter) account (@gitlab), the Company’s Facebook page, the Company’s LinkedIn page, the Company’s news site, available at https://about.gitlab.com/press/, and blog posts on the Company’s corporate blog at https://about.gitlab.com/blog/ in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
The information disclosed by the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media and others to follow the channels listed above and to review the information disclosed through such channels.
Any updates to the list of disclosure channels through which the Company announces information will be posted on the investor relations page on the Company’s website.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 2, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: December 2, 2025	By:	/s/ James Shen
James Shen
Interim Chief Financial Officer